Integrys Energy Group, Inc.

Fourth Quarter 2014 Earnings

Released February 25, 2015

Contents

Pages
News Release	1-3
Consolidated Statements of Income	4
Consolidated Statements of Comprehensive Income	5
Consolidated Balance Sheets	6
Consolidated Statements of Cash Flows	7
Diluted Earnings Per Share – Adjusted and Weather Impacts	8
Non-GAAP Financial Information Reported by Segment	9-12
Key Variances in Non-GAAP Adjusted Earnings – By Segment	13-14
Supplemental Quarterly Financial Highlights	15-16

NEWS RELEASE

For Immediate Release
February 25, 2015

	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports Fourth Quarter 2014 Earnings

Chicago – February 25, 2015 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Three Months Ended December 31		Year Ended December 31
	2014	2013	2014	2013
GAAP earnings (millions)	$34.0	$131.6	$276.9	$351.8
GAAP diluted earnings per share	$0.42	$1.63	$3.43	$4.39
Adjusted earnings (millions) *	$66.2	$73.4	$241.1	$264.5
Diluted earnings per share – adjusted *	$0.82	$0.91	$2.99	$3.30

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

FOURTH QUARTER RESULTS

Earnings decreased significantly on a GAAP basis from the fourth quarter of 2013 to the fourth quarter of 2014, but approximately 94% of the decrease resulted from the operations of the retail energy business of Integrys Energy Services, Inc. and other impacts related to its sale in November 2014. The results of the operations of this business are shown in discontinued operations for all periods presented, including the impacts of derivative accounting adjustments and a loss on the sale of approximately $17 million after tax.

Adjusted earnings for the fourth quarter decreased $7.2 million from 2013 to 2014, driven by lower earnings at the natural gas utility segment, mainly due to higher permitting and paving costs at The Peoples Gas Light and Coke Company. Lower earnings at the electric transmission investment segment also contributed to the overall decrease in adjusted earnings. Equity earnings from American Transmission Company LLC decreased due to an anticipated refund to customers related to a complaint filed with the Federal Energy Regulatory Commission requesting a lower return on equity for certain transmission owners.

__________________________
* This news release includes non-GAAP financial measures. Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Media Hotline: 800-977-2250 - NYSE: TEG
200 East Randolph Street
Chicago, IL 60601
www.integrysgroup.com

Integrys Energy Group, Inc.
Fourth Quarter 2014 Earnings News Release
February 25, 2015

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website. It includes this news release, as well as financial statements, non-GAAP financial information, and quarterly financial information by reportable segment.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited. In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future results and conditions. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2014, and those identified below:

•
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

•
Federal and state legislative and regulatory changes, including deregulation and restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

•
The possibility that the proposed merger with Wisconsin Energy Corporation does not close (including, but not limited to, due to the failure to satisfy the closing conditions), disruption from the proposed merger making it more difficult to maintain Integrys Energy Group's business and operational relationships, and the risk that unexpected costs will be incurred during this process;

•	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;

•	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;

•	The timely completion of capital projects within estimates, as well as the recovery of those costs through established mechanisms;

•	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;

•	The impact of unplanned facility outages;

•
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

•
The effects of political developments, as well as changes in economic conditions and the related impact on customer energy use, customer growth, and the ability to adequately forecast energy use for Integrys Energy Group’s customers;

•
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting generation facilities and renewable energy standards;

•	Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims;

Integrys Energy Group, Inc.
Fourth Quarter 2014 Earnings News Release
February 25, 2015

•
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

•	The ability to retain market-based rate authority;

•	The effects, extent, and timing of competition or additional regulation in the markets in which Integrys Energy Group’s subsidiaries operate;

•
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries' counterparties, affiliates, and customers to meet their obligations;

•	The ability to use tax credit, net operating loss, and/or charitable contribution carryforwards;

•	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;

•	The risk associated with the value of goodwill or other intangible assets and their possible impairment;

•	Potential business strategies, including acquisitions or dispositions of assets or business, which cannot be assured to be completed timely or within budgets;

•	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;

•	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;

•	The timing and outcome of any audits, disputes, and other proceedings related to taxes;

•	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

•	The effect of accounting pronouncements issued periodically by standard-setting bodies; and

•	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Integrys Energy Group, Inc.
Integrys Energy Group is an energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company), and nonregulated energy operations.
More information is available at www.integrysgroup.com.

Connect With Us:
@TEGinvestors on

– Unaudited Financial Statements to Follow –

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Twelve Months Ended
	December 31		December 31
(Millions, except per share data)	2014	2013	2014	2013
Operating revenues	$1,012.3	$1,018.8	$4,144.2	$3,485.5

Cost of sales	506.1	497.4	2,133.0	1,598.7
Operating and maintenance expense	294.0	298.2	1,199.7	1,086.7
Depreciation and amortization expense	72.4	69.8	287.5	263.4
Taxes other than income taxes	21.8	23.3	97.0	97.2
Merger transaction costs	2.0	—	10.4	—
Gain on sale of Upper Peninsula Power Company, net of transaction costs	—	—	(85.4)	—
Gain on abandonment of Power Development, Inc.'s Winnebago Energy Center	(0.9)	—	(5.0)	—
Operating income	116.9	130.1	507.0	439.5

Earnings from equity method investments	17.0	23.3	88.3	91.5
Miscellaneous income	14.2	6.1	31.0	21.9
Interest expense	39.5	36.9	154.8	127.4
Other expense	(8.3)	(7.5)	(35.5)	(14.0)

Income before taxes	108.6	122.6	471.5	425.5
Provision for income taxes	54.8	48.4	193.4	158.0
Net income from continuing operations	53.8	74.2	278.1	267.5

Discontinued operations, net of tax	(19.0)	58.2	1.8	87.3
Net income	34.8	132.4	279.9	354.8

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(3.1)	(3.1)
Noncontrolling interest in subsidiaries	—	—	0.1	0.1
Net income attributed to common shareholders	$34.0	$131.6	$276.9	$351.8

Average shares of common stock
Basic	80.2	80.1	80.2	79.5
Diluted	80.8	80.7	80.7	80.1

Earnings per common share (basic)
Net income from continuing operations	$0.66	$0.91	$3.43	$3.33
Discontinued operations, net of tax	(0.24)	0.73	0.02	1.10
Earnings per common share (basic)	$0.42	$1.64	$3.45	$4.43

Earnings per common share (diluted)
Net income from continuing operations	$0.66	$0.91	$3.41	$3.30
Discontinued operations, net of tax	(0.24)	0.72	0.02	1.09
Earnings per common share (diluted)	$0.42	$1.63	$3.43	$4.39

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended		Twelve Months Ended
	December 31		December 31
(Millions)	2014	2013	2014	2013
Net income	$34.8	$132.4	$279.9	$354.8

Other comprehensive income (loss), net of tax:
Cash flow hedges
Unrealized net gains arising during period, net of tax of an insignificant amount for all periods presented	—	—	—	0.7
Reclassification of net losses (gains) to net income, net of tax of $0.1 million, $1.9 million, $1.2 million, and $3.6 million, respectively	0.2	(1.3)	(0.1)	1.4
Cash flow hedges, net	0.2	(1.3)	(0.1)	2.1

Defined benefit plans
Pension and other postretirement benefit adjustments arising during period, net of tax of $(2.9) million, $8.9 million, $(3.0) million, and $8.9 million, respectively	(5.9)	13.2	(6.0)	13.2
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost, net of tax of $0.1 million, $0.5 million, $0.8 million, and $1.7 million, respectively	0.5	0.6	1.7	2.4
Defined benefit plans, net	(5.4)	13.8	(4.3)	15.6

Other comprehensive income (loss), net of tax	(5.2)	12.5	(4.4)	17.7

Comprehensive income	29.6	144.9	275.5	372.5

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(3.1)	(3.1)
Noncontrolling interest in subsidiaries	—	—	0.1	0.1
Comprehensive income attributed to common shareholders	$28.8	$144.1	$272.5	$369.5

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)	December 31	December 31
(Millions, except share and per share data)	2014	2013
Assets
Cash and cash equivalents	$18.0	$16.8
Accounts receivable and accrued unbilled revenues, net of reserves of $63.3 and $47.7, respectively	699.8	646.1
Inventories	327.2	218.9
Regulatory assets	118.9	127.4
Assets held for sale	0.7	277.9
Assets of discontinued operations related to Integrys Energy Services' retail energy business	—	815.4
Deferred income taxes	52.4	31.4
Prepaid taxes	136.2	144.4
Other current assets	57.5	55.9
Current assets	1,410.7	2,334.2

Property, plant, and equipment, net of accumulated depreciation of $3,343.1 and $3,221.0, respectively	6,859.8	6,206.2
Regulatory assets	1,513.6	1,361.4
Equity method investments	572.4	540.9
Goodwill	655.4	655.4
Other long-term assets	270.1	145.4
Total assets	$11,282.0	$11,243.5

Liabilities and Equity
Short-term debt	$317.6	$326.0
Current portion of long-term debt	125.0	100.0
Accounts payable	490.7	401.9
Accrued taxes	87.7	78.9
Regulatory liabilities	153.7	101.1
Liabilities held for sale	—	49.1
Liabilities of discontinued operations related to Integrys Energy Services' retail energy business	—	447.5
Other current liabilities	261.4	218.9
Current liabilities	1,436.1	1,723.4

Long-term debt	2,956.3	2,956.2
Deferred income taxes	1,570.0	1,390.3
Deferred investment tax credits	65.5	57.6
Regulatory liabilities	399.9	383.7
Environmental remediation liabilities	579.9	600.0
Pension and other postretirement benefit obligations	274.6	200.8
Asset retirement obligations	480.2	491.0
Other long-term liabilities	168.7	127.1
Long-term liabilities	6,495.1	6,206.7

Commitments and contingencies

Common stock – $1 par value; 200,000,000 shares authorized; 79,963,091 shares issued; 79,534,171 shares outstanding	80.0	79.9
Additional paid-in capital	2,642.2	2,660.5
Retained earnings	626.0	567.1
Accumulated other comprehensive loss	(27.6)	(23.2)
Shares in deferred compensation trust	(20.9)	(23.0)
Total common shareholders’ equity	3,299.7	3,261.3

Preferred stock of subsidiary – $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	—	1.0
Total liabilities and equity	$11,282.0	$11,243.5

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Year Ended
	December 31
(Millions)	2014	2013
Operating Activities
Net income	$279.9	$354.8
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization expense	290.2	266.6
Recoveries and refunds of regulatory assets and liabilities	42.6	44.3
Net unrealized gains on energy contracts	(21.4)	(100.5)
Bad debt expense	51.6	34.4
Pension and other postretirement expense	19.0	62.1
Pension and other postretirement contributions	(108.8)	(77.0)
Deferred income taxes and investment tax credits	165.9	209.8
Gain on sale of Upper Peninsula Power Company	(86.5)	—
Loss on sale of Integrys Energy Services' retail energy business	24.3	—
Gain on sale or disposal of other assets	(15.2)	(1.8)
Equity income, net of dividends	(13.3)	(19.2)
Termination of tolling agreement with Fox Energy Company LLC	—	(50.0)
Other	43.5	34.9
Changes in working capital
Collateral on deposit	(46.5)	2.3
Accounts receivable and accrued unbilled revenues	11.2	(358.6)
Inventories	(124.4)	16.8
Other current assets	(11.6)	(50.4)
Accounts payable	12.7	142.9
Other current liabilities	88.2	43.5
Net cash provided by operating activities	601.4	554.9

Investing Activities
Capital expenditures	(865.0)	(669.2)
Proceeds from the sale of Upper Peninsula Power Company, net of cash divested	336.5	—
Proceeds from the sale of Integrys Energy Services' retail energy business, net of cash divested	311.6	—
Proceeds from the sale or disposal of other assets	26.1	6.6
Capital contributions to equity method investments	(18.4)	(13.7)
Rabbi trust funding related to potential change in control	(115.5)	—
Acquisition of Fox Energy Company LLC	—	(391.6)
Acquisitions at Integrys Energy Services	—	(15.7)
Grant received related to Crane Creek wind project	—	69.0
Other	(11.8)	(8.1)
Net cash used for investing activities	(336.5)	(1,022.7)

Financing Activities
Short-term debt, net	(8.4)	(156.4)
Borrowing on term credit facility	—	200.0
Repayment of term credit facility	—	(200.0)
Issuance of long-term debt	200.0	1,174.0
Repayment of long-term debt	(175.0)	(363.5)
Proceeds from stock option exercises	85.8	38.7
Shares purchased for stock-based compensation	(142.9)	(2.0)
Payment of dividends
Preferred stock of subsidiary	(3.1)	(3.1)
Common stock	(216.3)	(202.6)
Other	(9.3)	(22.4)
Net cash (used for) provided by financing activities	(269.2)	462.7

Net change in cash and cash equivalents	(4.3)	(5.1)
Cash and cash equivalents at beginning of year	22.3	27.4
Cash and cash equivalents at end of year	$18.0	$22.3

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures. Management uses these measures in its internal performance reporting and for reports to the Board of Directors. Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance. These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP. Tax impacts are calculated using the applicable combined federal and state statutory rate modified for any attributable permanent tax effect and/or tax credit.

	Three Months Ended December 31		Year Ended December 31
	2014	2013	2014	2013
Diluted EPS	$0.42	$1.63	$3.43	$4.39

Special Items (net of taxes):

Gain on sale of Upper Peninsula Power Company, net of transaction costs	—	—	(0.64)	—

Gain on abandonment of Power Development's Winnebago Energy Center	(0.01)	—	(0.04)	—

Gain on sale of lodge and related property in Wisconsin	(0.03)	—	(0.03)	—

Discontinued operations	0.24	(0.72)	(0.02)	(1.09)

One-time impact of sale of Integrys Energy Services' retail energy business on holding company and other segment	0.18	—	0.18	—

Merger transaction costs	0.02	—	0.11	—

Diluted EPS – adjusted	$0.82	$0.91	$2.99	$3.30

Average Shares of Common Stock – Diluted (in millions)	80.8	80.7	80.7	80.1

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended December 31		Year Ended December 31
Dollar Impacts, net of taxes (Millions)	2014	2013	2014	2013
Natural gas utility segment	$1.1	$0.9	$9.4	$1.6
Electric utility segment	0.2	—	2.1	—
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	—	—	9.9
Total	$1.3	$0.9	$11.5	$11.5

	Three Months Ended December 31		Year Ended December 31
Diluted EPS Impacts, net of taxes	2014	2013	2014	2013
Natural gas utility segment	$0.02	$0.01	$0.11	$0.02
Electric utility segment	—	—	0.03	—
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	—	—	0.12
Total	$0.02	$0.01	$0.14	$0.14

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended December 31, 2014 and 2013.

December 31, 2014 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated

Net income (loss) attributed to common shareholders	$41.3	$19.5	$9.6	$(19.5)	$(16.9)	$34.0

Special Items (net of taxes)
Gain on abandonment of Power Development's Winnebago Energy Center	—	—	—	—	(0.5)	(0.5)
Gain on sale of lodge and related property in Wisconsin	—	—	—	—	(2.4)	(2.4)
Discontinued operations	—	—	—	19.5	(0.5)	19.0
One-time impact of sale of Integrys Energy Services' retail energy business on holding company and other segment	—	—	—	—	14.5	14.5
Merger transaction costs	—	—	—	—	1.6	1.6
Adjusted earnings (loss)	$41.3	$19.5	$9.6	$—	$(4.2)	$66.2

December 31, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated

Net income (loss) attributed to common shareholders	$51.8	$18.3	$13.2	$58.1	$(9.8)	$131.6

Special Items (net of taxes)
Discontinued operations	—	—	—	(58.1)	(0.1)	(58.2)
Adjusted earnings (loss)	$51.8	$18.3	$13.2	$—	$(9.9)	$73.4

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended December 31, 2014 and 2013.

December 31, 2014	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated

Diluted EPS	$0.51	$0.24	$0.12	$(0.24)	$(0.21)	$0.42

Special Items (net of taxes)
Gain on abandonment of Power Development's Winnebago Energy Center	—	—	—	—	(0.01)	(0.01)
Gain on sale of lodge and related property in Wisconsin	—	—	—	—	(0.03)	(0.03)
Discontinued operations	—	—	—	0.24	—	0.24
One-time impact of sale of Integrys Energy Services' retail energy business on holding company and other segment	—	—	—	—	0.18	0.18
Merger transaction costs	—	—	—	—	0.02	0.02
Diluted EPS – adjusted	$0.51	$0.24	$0.12	$—	$(0.05)	$0.82

December 31, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated
Diluted EPS	$0.64	$0.23	$0.16	$0.72	$(0.12)	$1.63

Special Items (net of taxes)
Discontinued operations	—	—	—	(0.72)	—	(0.72)
Diluted EPS – adjusted	$0.64	$0.23	$0.16	$—	$(0.12)	$0.91

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the years ended December 31, 2014 and 2013.

December 31, 2014 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated

Net income (loss) attributed to common shareholders	$100.2	$163.7	$51.3	$0.4	$(38.7)	$276.9

Special Items (net of taxes)
Gain on sale of Upper Peninsula Power, net of transaction costs	—	(51.2)	—	—	—	(51.2)
Gain on abandonment of Power Development's Winnebago Energy Center	—	—	—	—	(3.0)	(3.0)
Gain on sale of lodge and related property in Wisconsin	—	—	—	—	(2.4)	(2.4)
Discontinued operations	—	—	—	(0.4)	(1.4)	(1.8)
One-time impact of sale of Integrys Energy Services' retail energy business on holding company and other segment	—	—	—	—	14.5	14.5
Merger transaction costs	—	—	—	—	8.1	8.1
Adjusted earnings (loss)	$100.2	$112.5	$51.3	$—	$(22.9)	$241.1

December 31, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated

Net income (loss) attributed to common shareholders	$123.4	$110.9	$53.9	$82.5	$(18.9)	$351.8

Special Items (net of taxes)
Discontinued operations	—	—	—	(82.5)	(4.8)	(87.3)
Adjusted earnings (loss)	$123.4	$110.9	$53.9	$—	$(23.7)	$264.5

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the years ended December 31, 2014 and 2013.

December 31, 2014	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated

Diluted EPS	$1.24	$2.03	$0.64	$—	$(0.48)	$3.43

Special Items (net of taxes)
Gain on sale of Upper Peninsula Power, net of transaction costs	—	(0.64)	—	—	—	(0.64)
Gain on abandonment of Power Development's Winnebago Energy Center	—	—	—	—	(0.04)	(0.04)
Gain on sale of lodge and related property in Wisconsin	—	—	—	—	(0.03)	(0.03)
Discontinued operations	—	—	—	—	(0.02)	(0.02)
One-time impact of sale of Integrys Energy Services' retail energy business on holding company and other segment	—	—	—	—	0.18	0.18
Merger transaction costs	—	—	—	—	0.11	0.11
Diluted EPS – adjusted	$1.24	$1.39	$0.64	$—	$(0.28)	$2.99

December 31, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated

Diluted EPS	$1.54	$1.38	$0.67	$1.03	$(0.23)	$4.39

Special Items (net of taxes)
Discontinued operations	—	—	—	(1.03)	(0.06)	(1.09)
Diluted EPS – adjusted	$1.54	$1.38	$0.67	$—	$(0.29)	$3.30

Integrys Energy Group, Inc.
Key Variances in Non-GAAP Adjusted Earnings – By Segment (in Millions)
Three Months Ended December 31, 2014

Reporting Segment	Fourth Quarter 2013 Adjusted Earnings / Loss	Weather, Net of Decoupling	Utility Rate Impacts / Other Nonregulated Margins	Operating Expense Impacts		Tax Impacts / Other (1)		Fourth Quarter 2014 Adjusted Earnings / Loss
Natural gas utility	$51.8	$0.1	$1.5	$(14.6)	(2)	$2.5		$41.3
Electric utility	18.3	0.2	2.3	10.3	(3)	(11.6)	(4)	19.5
Electric transmission investment	13.2	—	—	—		(3.6)	(5)	9.6
Holding company and other	(9.9)	—	0.8	0.6		4.3		(4.2)
Total	$73.4	$0.3	$4.6	$(3.7)		$(8.4)		$66.2

Note: All amounts are shown net of tax. Certain variances have been adjusted to exclude amounts that have no impact on net income, including certain utility riders.

(1) Includes the impact of variances in weather-normalized sales volumes on utility margins, changes in interest expense, and other miscellaneous items
(2) Driven by an increase in natural gas distribution costs at Peoples Gas
(3) Driven by lower operating expenses related to the sale of Upper Peninsula Power in August 2014. Maintenance costs at Wisconsin Public Service's Weston 3 power plant also decreased.
(4) Driven by lower weather-normalized sales volumes related to the sale of Upper Peninsula Power in August 2014
(5) Driven by a reduction to equity earnings from American Transmission Company due to a pending complaint before the Federal Energy Regulatory Commission regarding the base return on equity used by transmission owners

Integrys Energy Group, Inc.
Key Variances in Non-GAAP Adjusted Earnings – By Segment (in Millions)
Year Ended December 31, 2014

Reporting Segment	2013 Adjusted Earnings / Loss	Weather, Net of Decoupling	Decoupling Reserve Reversal (2)	Utility Rate Impacts / Other Nonregulated Margins	Operating Expense Impacts		Tax Impacts / Other (1)		2014 Adjusted Earnings / Loss
Natural gas utility	$123.4	$7.7	$(9.9)	$20.9	$(55.2)	(3)	$13.3		$100.2
Electric utility	110.9	1.6	—	24.4	(4.2)		(20.2)	(4)	112.5
Electric transmission investment	53.9	—	—	—	—		(2.6)	(5)	51.3
Holding company and other	(23.7)	—	—	4.5	(0.1)		(3.6)		(22.9)
Total	$264.5	$9.3	$(9.9)	$49.8	$(59.5)		$(13.1)		$241.1

Note: All amounts are shown net of tax. Certain variances have been adjusted to exclude amounts that have no impact on net income, including certain utility riders.

(1) Includes the impact of variances in weather-normalized sales volumes on utility margins, changes in interest expense, and other miscellaneous items
(2) In the first quarter of 2013, Peoples Gas and North Shore Gas reversed reserves that had been recorded in 2012 against decoupling amounts
(3) Driven by an increase in natural gas distribution costs at Peoples Gas, as well as an increase in depreciation and amortization expense
(4) Driven by lower weather-normalized sales volumes related to the sale of Upper Peninsula Power in August 2014
(5) Driven by a reduction to equity earnings from American Transmission Company due to a pending complaint before the Federal Energy Regulatory Commission regarding the base return on equity used by transmission owners

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(Millions, except percentages)
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Regulated Natural Gas Utility Segment
Revenues	$793.9	$369.9	$257.2	$684.0	$2,105.0	$1,272.0	$496.3	$286.4	$705.7	$2,760.4
year-over-year change	19.3%	45.8%	16.9%	28.4%	25.9%	60.2%	34.2%	11.4%	3.2%	31.1%
Purchased natural gas costs	424.1	167.5	93.8	360.8	1,046.2	830.4	273.2	115.0	385.8	1,604.4
Margins	$369.8	$202.4	$163.4	$323.2	$1,058.8	$441.6	$223.1	$171.4	$319.9	$1,156.0
year-over-year change	15.9%	25.7%	10.3%	20.3%	18.0%	19.4%	10.2%	4.9%	(1.0)%	9.2%
margins/revenues	46.6%	54.7%	63.5%	47.3%	50.3%	34.7%	45.0%	59.8%	45.3%	41.9%
Operating and maintenance expense	162.1	147.9	144.9	177.8	632.7	215.4	181.4	160.6	189.9	747.3
Depreciation and amortization expense	32.2	32.3	35.6	35.9	136.0	36.4	36.9	37.3	38.4	149.0
Taxes other than income taxes	9.9	9.5	9.6	9.2	38.2	10.8	9.0	11.0	10.1	40.9
Operating income (loss)	165.6	12.7	(26.7)	100.3	251.9	179.0	(4.2)	(37.5)	81.5	218.8
year-over-year change	16.6%	N/M*	93.5%	23.5%	24.6%	8.1%	N/M*	40.4%	(18.7)%	(13.1)%
Net income (loss) attributed to common shareholders	$89.7	$1.5	$(19.6)	$51.8	$123.4	$99.1	$(10.6)	$(29.6)	$41.3	$100.2
Total throughput in therms	1,695.6	711.9	454.4	1,313.8	4,175.7	2,006.8	698.0	465.9	1,286.0	4,456.7
year-over-year change	23.6%	18.3%	(1.7)%	16.1%	17.0%	18.4%	(2.0)%	2.5%	(2.1)%	6.7%
Retail throughput in therms
Residential	775.9	243.0	89.2	555.5	1,663.6	927.2	222.4	89.3	519.0	1,757.9
Commercial and industrial	236.8	78.9	43.2	175.9	534.8	301.4	76.9	39.7	168.1	586.1
Other	20.0	10.8	14.6	28.6	74.0	23.9	9.7	9.3	22.3	65.2
Total retail throughput in therms	1,032.7	332.7	147.0	760.0	2,272.4	1,252.5	309.0	138.3	709.4	2,409.2
Transport throughput in therms
Residential	111.3	39.1	16.4	85.9	252.7	135.4	37.4	18.2	93.1	284.1
Commercial and industrial	551.6	340.1	291.0	467.9	1,650.6	618.9	351.6	309.4	483.5	1,763.4
Total transport throughput in therms	662.9	379.2	307.4	553.8	1,903.3	754.3	389.0	327.6	576.6	2,047.5

Regulated Electric Utility Segment
Revenues	$331.8	$327.0	$354.0	$319.3	$1,332.1	$349.2	$312.6	$342.5	$282.1	$1,286.4
year-over-year change	8.1%	4.9%	(3.5)%	2.4%	2.7%	5.2%	(4.4)%	(3.2)%	(11.7)%	(3.4)%
Fuel and purchased power costs	143.2	131.3	133.6	128.8	536.9	136.7	112.8	117.4	104.7	471.6
Margins	$188.6	$195.7	$220.4	$190.5	$795.2	$212.5	$199.8	$225.1	$177.4	$814.8
year-over-year change	5.1%	11.0%	7.0%	9.7%	8.1%	12.7%	2.1%	2.1%	(6.9)%	2.5%
margins/revenues	56.8%	59.8%	62.3%	59.7%	59.7%	60.9%	63.9%	65.7%	62.9%	63.3%
Operating and maintenance expense	101.4	111.5	110.6	116.7	440.2	116.0	122.6	104.5	102.4	445.5
Depreciation and amortization expense	21.5	25.8	25.7	25.6	98.6	25.6	26.3	26.0	25.1	103.0
Taxes other than income taxes	12.8	12.1	12.1	12.1	49.1	12.8	12.8	10.9	9.3	45.8
Gain on sale of UPPCO, net of transaction costs	—	—	—	—	—	—	0.9	(86.3)	—	(85.4)
Operating income	52.9	46.3	72.0	36.1	207.3	58.1	37.2	170.0	40.6	305.9
year-over-year change	19.4%	8.4%	(4.4)%	17.2%	7.4%	9.8%	(19.7)%	136.1%	12.5%	47.6%
Net income attributed to common shareholders	$28.6	$23.7	$40.3	$18.3	$110.9	$31.1	$16.6	$96.5	$19.5	$163.7
Sales in kilowatt-hours	3,953.1	3,942.1	4,181.0	3,924.9	16,001.1	3,671.6	3,506.2	3,743.3	3,468.8	14,389.9
year-over-year change	4.1%	(0.2)%	(9.9)%	(0.5)%	(2.0)%	(7.1)%	(11.1)%	(10.5)%	(11.6)%	(10.1)%
Residential	823.8	692.6	837.8	778.1	3,132.3	898.3	687.2	750.9	705.5	3,041.9
Commercial and industrial	2,072.0	2,103.7	2,242.8	2,085.5	8,504.0	2,077.9	2,089.7	2,145.2	1,946.0	8,258.8
Wholesale	1,046.6	1,138.1	1,092.4	1,050.1	4,327.2	684.8	721.7	839.5	807.9	3,053.9
Other	10.7	7.7	8.0	11.2	37.6	10.6	7.6	7.7	9.4	35.3

Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$1.7	$5.1	$3.4	$3.5	$13.7	$5.1	$5.1	$3.4	$3.4	$17.0
After-tax equity earnings recognized from ATC investment	13.4	13.6	13.7	13.2	53.9	13.7	13.8	14.2	9.6	51.3

Notes:
* Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(Millions, except percentages)
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Nonregulated Segment - Integrys Energy Services
Discontinued operations, net of tax	$52.6	$(40.7)	$12.5	$58.1	$82.5	$13.0	$(0.7)	$7.6	$(19.5)	$0.4

Nonregulated Segment - Holding Company and Other
Operating income (loss)	$(6.7)	$(2.9)	$(3.8)	$(6.3)	$(19.7)	$(4.8)	$(9.8)	$2.1	$(5.2)	$(17.7)
Discontinued operations, net of tax	$6.1	$(0.8)	$(0.6)	$0.1	$4.8	$(0.1)	$(0.1)	$1.1	$0.5	$1.4
Net income (loss) attributed to common shareholders	$3.2	$(3.5)	$(8.8)	$(9.8)	$(18.9)	$(4.5)	$(11.9)	$(5.4)	$(16.9)	$(38.7)

Other Information:
Capital Expenditures
Regulated utility expenditures	$525.7	$139.9	$154.6	$164.8	$985.0	$123.9	$151.8	$220.7	$246.7	$743.1
Integrys Energy Services	0.8	0.6	0.9	0.3	2.6	0.7	0.2	—	—	$0.9
Other	12.1	12.6	19.1	29.4	73.2	35.0	37.1	22.2	26.7	121.0
Total Capital Expenditures	$538.6	$153.1	$174.6	$194.5	$1,060.8	$159.6	$189.1	$242.9	$273.4	$865.0

Weather information
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	3,803	1,107	216	2,925	8,051	4,515	1,020	243	2,786	8,564
period-over-period change	32.8%	48.0%	(14.3)%	17.4%	26.7%	18.7%	(7.9)%	12.5%	(4.8)%	6.4%
compared with normal	4.4%	13.2%	—%	11.9%	8.0%	23.8%	4.6%	15.7%	6.2%	14.9%
Heating Degree Days - Normal	3,643	978	216	2,615	7,452	3,646	975	210	2,623	7,454
Cooling Degree Days - Actual	—	131	396	2	529	—	109	224	—	333
period-over-period change	(100.0)%	(50.4)%	(23.0)%	N/M *	(33.0)%	N/M *	(16.8)%	(43.4)%	(100.0)%	(37.1)%
compared with normal	(100.0)%	(3.7)%	9.7%	(60.0)%	5.2%	(100.0)%	(22.1)%	(38.5)%	(100.0)%	(34.7)%
Cooling Degree Days - Normal	1	136	361	5	503	1	140	364	5	510

Heating Degree Days - MGU
Heating Degree Days - Actual	3,150	788	154	2,372	6,464	3,915	804	204	2,302	7,225
period-over-period change	27.4%	19.6%	(13.5)%	15.1%	20.4%	24.3%	2.0%	32.5%	(3.0)%	11.8%
compared with normal	3.2%	4.6%	18.5%	10.6%	6.4%	26.3%	5.5%	60.6%	6.3%	17.4%
Heating Degree Days - Normal	3,051	753	130	2,144	6,078	3,099	762	127	2,165	6,153

Heating Degree Days - MERC
Heating Degree Days - Actual	4,081	1,220	174	3,290	8,765	4,701	1,070	240	3,076	9,087
period-over-period change	32.4%	68.7%	(23.0)%	17.4%	28.3%	15.2%	(12.3)%	37.9%	(6.5)%	3.7%
compared with normal	3.8%	27.0%	(29.8)%	13.4%	9.0%	19.7%	10.9%	2.1%	5.8%	13.1%
Heating Degree Days - Normal	3,931	961	248	2,900	8,040	3,926	965	235	2,908	8,034

Heating Degree Days - PGL and NSG
Heating Degree Days - Actual	3,247	802	78	2,446	6,573	3,870	696	119	2,336	7,021
period-over-period change	26.5%	51.3%	(29.7)%	21.0%	30.4%	19.2%	(13.2)%	52.6%	(4.5)%	6.8%
compared with normal	4.9%	13.6%	(9.3)%	14.1%	9.0%	25.1%	(3.1)%	43.4%	6.4%	15.3%
Heating Degree Days - Normal	3,095	706	86	2,144	6,031	3,093	718	83	2,195	6,089

Notes:
* Not meaningful